Exhibit 99.1

Financial Update

Steve Spooner

CFO

November 2015

Forward Looking Statements

Certain information contained in this presentation constitutes forward-looking information within the meaning of Canadian securities laws and forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. We refer to all of these as forward-looking statements. Statements that include the words “may,” “will,” “should,” “could,” “target,” “outlook,” “estimate,” “continue,” “expect,” “intend,” “plan,” “predict,” “potential,” “believe,” “project,” “anticipate” and similar statements of a forward-looking nature, or the negatives of those statements, identify forward-looking statements. The forward looking statements contained in this presentation include, but are not limited to, financial plans, expectations, targets, target models, projections, valuation, deleveraging targets and objectives of management.

There is no guarantee that the targets, projections or other forward-looking statements will actually be met. Such statements reflect the current views of management of Mitel and are subject to a number of risks and uncertainties. These statements are based on many assumptions and factors, including general economic and market conditions, industry conditions, operational and other factors. Any changes in these assumptions, or other factors could cause actual results to differ materially from current expectations. All forward-looking statements attributable to Mitel, or persons acting on its behalf, are expressly qualified in their entirety by the cautionary statements set forth in this paragraph. Undue reliance should not be placed on such statements. In addition, material risks that could cause actual results to differ from forward-looking statements include, but are not limited to the following: the inherent uncertainty associated with financial or other projections; the integration of Mavenir and the ability to recognize the anticipated benefits from the acquisition of Mavenir; the anticipated size of the markets and continued demand for Mitel’s products; Mitel’s ability to achieve or sustain profitability in the future; fluctuations in quarterly and annual revenues and operating results; fluctuations in foreign exchange rates; current and ongoing global economic instability, political unrest and related sanctions; intense competition; reliance on channel partners for a significant component of sales; dependence upon a small number of outside contract manufacturers to manufacture products; and, Mitel’s ability to successfully implement and achieve its business strategies successfully, including its growth of the company through acquisitions and the integration of recently acquired businesses and realization of synergies.

We operate in a very competitive and rapidly changing environment. New risks emerge from time to time. In making these statements we have made certain assumptions. While we believe our plans, intentions, expectations, targets, assumptions and strategies reflected in these forward-looking statements are reasonable, we cannot assure you that these plans, intentions, expectations assumptions and strategies will be achieved. Our actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements contained in this presentation as a result of various factors, including the risks and uncertainties discussed in our Form 10-K filed on February 26, 2015 supplemented by those risk related to the Mavenir acquisition included in our Form 10-Q filed on November 5, 2015. Except as required by law, we are under no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

2	| ©2015 Mitel. Proprietary and Confidential.

Non-GAAP Financial Measures

In an effort to provide additional and useful information regarding the company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), the company also discusses, in its earnings press release and earnings presentation materials, certain non-GAAP information. Mitel provides a reconciliation between GAAP and non-GAAP financial information in our quarterly results announcements and in the supplemental slides used in conjunction with the company’s quarterly call. This information is available on our website at www.mitel.com under the “Investor Relations” section http://investor.mitel.com/events.cfm.

This presentation includes references to non-GAAP financial measures including Adjusted EBITDA, non-GAAP net income, Non-GAAP revenues, Non-GAAP gross margin and non-GAAP operating expenses,. Non-GAAP measures for future periods would not include, when applicable, share-based compensation expense, amortization of acquisition-related intangible assets, impact to revenue and cost of sales from purchase accounting adjustments, acquisition-related/divestiture costs, significant asset impairments and restructurings, significant litigation settlements, the income tax effects of the foregoing, significant tax matters, and other items that Mitel may exclude from time to time in the future, such as significant gains or losses from contingencies. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by other companies. We use these non-GAAP financial measures to assist management and investors in understanding our past financial performance and prospects for the future, including changes in our operating results, trends and marketplace performance, exclusive of unusual events or factors which do not directly affect what we consider to be our core operating performance. Non-GAAP measures are among the primary indicators management uses as a basis for our planning and forecasting of future periods. Investors are cautioned that non-GAAP financial measures should not be relied upon as a substitute for financial measures prepared in accordance with generally accepted accounting principles. Please see the reconciliation of non-GAAP financial measures to the most directly comparable U.S. GAAP measure attached to our quarterly results announcement.

Constant Currency

Management refers to growth rates at constant currency or adjusting for currency so that certain financial results can be viewed without the impact of fluctuations in foreign currency exchange rates, thereby facilitating period-to-period comparisons of the company’s business performance. Financial results adjusted for currency are calculated by translating prior period activity in local currency using the current period currency conversion rate. This approach is used for countries where the functional currency is the local currency. Generally, when the US dollar either strengthens or weakens against other currencies, the growth at constant currency rates or adjusting for currency will be higher or lower than growth reported at actual exchange rates.

Annualized Exit Monthly Cloud Recurring Revenue

Annualized Exit Monthly Cloud Recurring Revenue is a leading indicator of our anticipated cloud recurring revenues. We believe that trends in revenue are important to understanding the overall health of our cloud business. Our Annualized Exit Monthly Cloud Recurring Revenue equals our Monthly Cloud Recurring Revenue multiplied by 12. Our Monthly Cloud Recurring Revenue equals the monthly value of all customer subscriptions in effect at the end of a given month. For example, our Monthly Recurring Subscriptions at September 30, 2015 were $9.3 million. As such, our Annualized Exit Monthly Cloud Recurring Revenue at September 30, 2015 were $111.6 million.

3	| ©2015 Mitel. Proprietary and Confidential.

Agenda

Recent results

Segment highlights/target models Consolidated target model Synergy update Deleveraging plans Comparables Q&A

4	| ©2015 Mitel. Proprietary and Confidential.

Firing On All Cylinders

(Q3-CY15, pro-forma, All amounts non-GAAP and dollars in millions except for earnings per share)

Cloud/Mobile pillars & Premise operating discipline deliver profitable growth

5	| ©2015 Mitel. Proprietary and Confidential.

Solid Results Despite FX Headwinds

Estimated impact on CY2015 full-year results: Revenue: ($90M) EBITDA: ($22M)

6	| ©2015 Mitel. Proprietary and Confidential.

$900M Premise Business—The Profit & Cash Flow Engine

830bps GM expansion following InterTel acquisition

Another 650 bps GM expansion in the years following, from 2009 to 2013

340bps GM expansion in just 11 months following Aastra acquisition

Another 200 bps GM expansion in 2015 (constant currency)

7	| ©2015 Mitel. Proprietary and Confidential.

Expanding Premise Profitability

Target Model CY16 CY17 CY18

- Premise

Revenue Growth* -5% -5% -5% GM% of revenue 55-56% 56-57% 57-58% EBITDA% of revenue 20-21% 23-24% 24-25%

*constant currency

Expect mid single digit decline over next 3 years

Retaining market share overall while expanding in some regions

Proven track record for gross margin expansion through relentless focus on cost reductions and acquisition synergies

8	| ©2015 Mitel. Proprietary and Confidential.

Largest and Fastest Growing Cloud Telephony Business!

9 | ©2015 Mitel. Proprietary and Confidential.

Cloud Business – Exceeding Growth Expectations

Total Cloud Users

2,000,000

1,500,000

1,000,000

500,000

0

Dec-13 Dec-14 Sep-15

Total Users

Recurring Cloud Users

400,000

350,000

300,000

250,000

200,000

150,000

100,000

50,000

0

Dec-13 Dec-14 Sep-15 Recurring Users

Annualized Exit Cloud

Recurring Revenue ($M)

Retail Monthly ARPU

Recurring Cloud Revenue Mix

Retail

Wholesale

10 | ©2015 Mitel. Proprietary and Confidential.

Cloud Business – Superior Model Drives Growth & Profitability

Target Model—Cloud CY16 CY17 CY18

Revenue Growth* 20% 20% 20% GM% 50-51% 51-52% 52-53% EBITDA% 0-1% 3-4% 10-11%

*constant currency

Revenue growth of 20%

Expanding gross margins from increased scale (leveraging our data center investments) R&D and SG&A investments increase but at a slower pace than revenue growth Profitability increases from break even in 2016 to 11% in 2018

11 | ©2015 Mitel. Proprietary and Confidential.

Mitel Mobile – Driving the Mobile Enterprise

Footprints: 17 to 31…in only 5 months post acquisition!

12 | ©2015 Mitel. Proprietary and Confidential.

Mobile Revenues and Margins Build Over Time

Hardware Hardware/Software Virtualization

Lab Validation Initial Deployment/FOA Mass Deployment: License

(First Office Application) per User

Where we are

Q3 2015

Footprints

Margins Margins Margins

40% 50% 80%

13 | ©2015 Mitel. Proprietary and Confidential.

31 Footprint Wins…How Should We Think of That?

Potential Revenue Opportunity—Existing Customers

1400

1200

1000

800

600

400

200

0

Revenue Backlog Footprint CRs, H/W Exp. Maintenance

~1000 mobile carriers

Mitel to target Top 100

Estimated $900M incremental potential future revenue opportunity from selling incremental applications beyond initially awarded mandates

14 | ©2015 Mitel. Proprietary and Confidential.

Mobile – Subscriber Deployments Drive Revenue, Gross Margin Expansion

Target Model—Mobile CY16 CY17 CY18

Revenue Growth* 20% 20% 20%

GM% of revenue 56-57% 62-63% 67-68%

EBITDA% of revenue 4-5% 14-15% 23-24%

*constant currency

Revenue growth of 20%

Gross margin expansion from increasing software mix as VoLTE, VoWiFi and RCS deployments accelerate (software capacity expansions) R&D and SG&A investments increase but at a slower pace than revenue growth

15 | ©2015 Mitel. Proprietary and Confidential.

Shifting Business Mix Driving Growth

Shifting Business Mix Driving Growth

% revenue 2015 % revenue 2018

15%

26%

12%

55%

19% 73%

Premise Cloud Mobile Premise Cloud Mobile

2015 2018

27% 33%

67% 73%

Recurring Non-recurring Recurring Non-recurring

Calendar year 2015 estimates

16 | ©2015 Mitel. Proprietary and Confidential.

Solid Track Record of Delivering on Synergies

Forecasted Aastra Synergies Mavenir Synergies

$80M Incremental $23M $75M Feb/15 $50M Mavenir synergies May/14 Jan/14 on track for 2017

17 | ©2015 Mitel. Proprietary and Confidential.

Pulling it All Together: Overall Growth & Profitability

Premise business

Highly profitable

Cloud business

Exceeding growth expectations

Mobile business

Off to a great start

Consolidated Target Model

CY16 CY17 CY18

Revenue Growth* 1-2% 3-4% 4-5% GM% of revenue 55-56% 57-58% 59-60% EBITDA% of revenue 14-16% 19-21% 22-23%

*constant currency

18 | ©2015 Mitel. Proprietary and Confidential.

Targeted Deleveraging

CY15 CY16 CY17 CY18

Net Leverage Target* 3.75 – 4.00 2.50 – 2.75 1.75 – 2.00 0.75 – 1.00

Covenant 5.25 3.25 3.00 2.75

*The targeted net leverage in the table above is based on achieving operating results consistent with our Consolidated Target Model on the prior slide. Our targeted Leverage Ratio and Consolidated Target Model are based on our current operations, and assume no changes to the Consolidated Target Model or our debt levels from any merger and acquisition activity, which may or may not occur. Refer to the Safe Harbor Statement at the start of this presentation for cautionary language surrounding our forward looking statements.

19 | ©2015 Mitel. Proprietary and Confidential.

Peer Company Valuations

Enterprise Value*

10—11X EBITDA/ Premise Companies

1—1.25X Revenue Cloud Companies 2.5—4X Revenue Mobile Companies 2.5—3.5X Revenue

*Indicative Valuation Methodology & Range

20 | ©2015 Mitel. Proprietary and Confidential.

Right strategy • Executing well • Success 21 | ©2015 Mitel. Proprietary and Confidential.

Q&A / Executive Panel